SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           __________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 22, 2003



                              HCB BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        OKLAHOMA                         0-22423                 62-1670792
----------------------------      ----------------------     -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


            237 JACKSON STREET, SW, CAMDEN, ARKANSAS       71701
          ----------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.
            ---------------------------------------

     On May 22, 2003, HCB Bancshares, Inc. (the "Company") issued a press release announcing that the Board of Directors elected Charles T. Black to serve as President and Chief Executive Officer of HCB Bancshares, Inc. and HEARTLAND Community Bank (the "Bank"). Mr. Black also was elected to the Boards of
Directors of the Company and the Bank to fill the vacancies created upon the retirement of Cameron D. McKeel. Mr. Black's terms as director will expire at the 2005 annual meeting of stockholders.

     For additional information reference is made to the Company's press release dated May 22, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

     The following exhibits are being filed as part of this Current Report on Form 8-K:

         Number                     Description
         ------                     -----------

          99.1                      Press Release dated May 22, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HCB BANCSHARES, INC.


Dated: May 23, 2003                      By:/s/ Vida H. Lampkin
                                            --------------------------------
                                            Vida H. Lampkin
                                            Chairman of the Board
                                            (Duly Authorized Representative)